CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2

                           $460,000,000 (APPROXIMATE)
                               Subject to Revision

                     June 14, 2000 - Computational Materials


The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation (the "Seller"). Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by CSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither CSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN CSI). CSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                  JUNE 14, 2000

                                  CHASE FUNDING
                     MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                                  SERIES 2000-2

                           $460,000,000 (APPROXIMATE)

                               SUBJECT TO REVISION

----------------------------------------------------------------------------------------------

                               RATINGS                 BOND                        EXP FINAL
CLASS          AMOUNT ($)   (S&P /FITCH)    WAL(1)     TYPE         COUPON         MATURITY(1)
-----         -----------   -----------     ----       ----         ------         --------

----------------------------------------------------------------------------------------------

   IA-1      39,000,000        AAA/AAA      0.96       SEQ       1M Libor + [ ](2)  3/02
   IA-2      18,500,000        AAA/AAA      2.15       SEQ          Fixed(2)        1/03
   IA-3      17,500,000        AAA/AAA      3.14       SEQ          Fixed(2)        4/04
   IA-4      20,500,000        AAA/AAA      5.11       SEQ          Fixed(2)        5/07
   IA-5      16,280,000        AAA/AAA      9.42       SEQ          Fixed(2,3)      5/10
   IA-6      12,420,000        AAA/AAA      6.72       NAS          Fixed(2)       12/09
   IM-1       4,050,000         AA/AA       6.61       MEZ          Fixed(2)        5/10
   IM-2       3,712,500          A/A        6.61       MEZ          Fixed(2)        5/10
   IB         3,037,500        BBB/BBB      6.51       SUB          Fixed(2)        5/10

   IIA-1    279,500,000        AAA/AAA      2.45    PASS-THRU    1M Libor +         9/07
                                                                 [  ](3, 4)
   IIM-1     17,875,000         AA/AA       4.92       MEZ       1M Libor +         9/07
                                                                 [  ](3, 4)
   IIM-2     15,437,500          A/A        4.86       MEZ       1M Libor +         9/07
                                                                 [  ](3, 4)
   IIB       12,187,500        BBB/BBB      4.81       SUB       1M Libor +         9/07
                                                                 [  ](3, 4)
----------------------------------------------------------------------------------------------


1 The Group I Certificates will be priced at 20% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.

2 Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

3 If the 10% cleanup call, with respect to the related Loan Group, is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-1 Certificates will increase to 2x the IIA-1 margin, and the margin on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.

4 Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rates on the Group II Loans.

----------------------------------------------------------------------


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

TITLE OF CERTIFICATES:  Chase Funding Mortgage Loan Asset-Backed
                        Certificates, Series 2000-2, consisting of:
                        IA-1, IA-2, IA-3, IA-4, IA-5, IA-6
                        IM-1, IM-2
                        IB
                        Group I Certificates
                                   and
                        IIA-1
                        IIM-1, IIM-2
                        IIB
                        Group II Certificates

UNDERWRITERS:           Chase Securities Inc., Bear, Stearns & Co.
                        Inc., Deutsche Bank Securities Inc.


DEPOSITOR:              Chase Funding, Inc.


SELLER AND MASTER
SERVICER:               Chase Manhattan Mortgage Corporation

SUBSERVICER:            Advanta Mortgage Corp. USA

TRUSTEE:                Citibank, N.A.

CUT-OFF DATE:           June 1, 2000

PRICING DATE:           [June 16, 2000]

CLOSING DATE:           [June 23, 2000]

DISTRIBUTION DATES:     Distribution  of  principal  and interest on the
                        certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in July 2000.

ERISA CONSIDERATIONS:   The Class A Certificates will be ERISA eligible as of
                        the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:       The  Class A and  Class  M-1  Certificates  will
                        constitute "mortgage-related securities" for the purposes of SMMEA. The Class M-2 and Class B
                        Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

TAX STATUS:             For federal income tax purposes, the Trust Fund
                        will include two segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION:   The Master  Servicer  has the option to exercise a call
                        on each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related group as of the Cut-Off Date
                        (i.e. separate calls for each group). The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO
                        Property in the related loan group (up to the stated principal balance of the related Mortgage Loan), and
                        (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Subservicer in the performance of its servicing obligations in connection with such Mortgage Loans.


MORTGAGE LOANS:         The mortgage pool will consist of mortgage loans
                        ("Mortgage Loans") that will be divided into a fixed rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The Mortgage Loans are secured by first liens on real properties.

ADMINISTRATIVE FEES:    The Master Servicer, Servicer and Trustee will be
                        paid fees aggregating approximately 51 bps per annum
                        (payable monthly) on the stated principal balance of the Mortgage Loans.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2
      ---------------------------------------------------------------------

                              CERTIFICATE STRUCTURE
                              ---------------------



CREDIT ENHANCEMENT:     1) Excess interest

                        2) Over-Collateralization

                        3) Cross-Collateralization

                        4) Subordination

EXCESS INTEREST:        Excess interest cashflows from each group will
                        be available as credit enhancement for the related group.

OVERCOLLATERALIZATION:  The overcollateralization ("O/C") provisions are intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related loan group, generally until the required O/C levels are reached. Accelerated amortization is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related senior Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the certificates faster than the principal amortization of the related loan group, an overcollateralization amount equal to the excess of the aggregate unpaid principal balance of the related mortgage group over the principal balance of the related Certificates is created. Excess interest will be directed to build each loan group's O/C amount until the respective loan group reaches its required O/C target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. For purposes of applying excess interest to build each group's O/C amount, excess interest will begin to be applied for both the Group I and Group II Certificates on the fourth Distribution Date (October 2000).

                        GROUP I CERTIFICATES

                        Initial:   0.00%
                        Target:    1.50% of original balance
                        Stepdown:  3.00% of current balance
                        Floor:     0.50% of original balance

                              (PRELIMINARY AND SUBJECT TO REVISION)

                        GROUP II CERTIFICATES

                        Initial:   0.00%
                        Target:    1.75% of original balance
                        Stepdown:  3.50% of current balance
                        Floor:     0.50% of original balance
                        Stepup:    2.00% (4.00%) of original current) balance,
                                   if applicable

                              (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-
COLLATERALIZATION:      Excess  interest  from  each  of  the  two  loan groups,
                        if not needed to credit enhance its own group will be available to credit enhance the other loan group.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                                GROUP I - FIXED
                                ---------------


GROUP I (FIXED) SUBORDINATION(1):        (S&P/Fitch)     GROUP I (Subordination)
                                                         -----------------------

                        Class IA          (AAA /AAA)        9.50%
                        Class IM-1        (AA/AA)           6.50%
                        Class IM-2        (A/A)             3.75%
                        Class IB          (BBB/BBB)         1.50%

                           (PRELIMINARY AND SUBJECT TO REVISION)



GROUP I (FIXED) CLASS SIZES:             (S&P/Fitch)       GROUP I (Class Sizes)
                                                           ---------------------
                        Class IA          (AAA/AAA)         92.00%
                        Class IM-1        (AA/AA)            3.00%
                        Class IM-2        (A/A)              2.75%
                        Class IB          (BBB/BBB)          2.25%

                           (PRELIMINARY AND SUBJECT TO REVISION)




                                 GROUP II - ARM
                                 --------------


GROUP II (ARM) SUBORDINATION(1):          (S&P/Fitch)   GROUP II (Subordination)
                                                        ------------------------
                        Class IIA-1       (AAA/AAA)         15.75%
                        Class IIM-1       (AA/AA)           10.25%
                        Class IIM-2       (A/A)              5.50%
                        Class IIB         (BBB/BBB)          1.75%

                            (PRELIMINARY AND SUBJECT TO REVISION)



GROUP II (ARM) CLASS SIZES:               (S&P/Fitch)     GROUP II (Class Sizes)
                                                          ----------------------
                        Class IIA-1       (AAA/AAA)         86.00%
                        Class IIM-1       (AA/AA)            5.50%
                        Class IIM-2       (A/A)              4.75%
                        Class IIB         (BBB/BBB)          3.75%

                            (PRELIMINARY AND SUBJECT TO REVISION)


1 The subordination percentages assume that the target overcollateralization levels of 1.50% for Group I and 1.75% for Group II have been achieved. There will be no overcollaterization as of the Closing Date.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                                     GROUP I
                                     -------



MORTGAGE LOANS:         Fixed-rate, first lien, sub-prime Mortgage Loans

TOTAL GROUP SIZE*:      $135,000,000

PREPAYMENT
ASSUMPTION:             20% HEP (2.0% - 20% CPR Ramp over 10 months)

FIXED RATE WAC CAP:     Preliminarily, the pass-through rate of each class of
                        the Group I Certificates will be subject to the "Group I
                        WAC Cap" which is a per annum rate equal to the weighted average net mortgage rate on the fixed rate Mortgage
                        Loans.

INTEREST ACCRUAL:       For the Class IA-1  Certificates,  interest will
                        initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For all Group I Certificates except the Class IA-1, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:          For Class IA-1, 0 days.  For all other Group I
                        Certificates, 24 days.

INT. PMT. BASIS:        For Class IA-1, actual/360.  For all other
                        Group I Certificates, 30/360.

COUPON STEP UP:         If the 10% clean-up call for the Group I Certificates is
                        not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5
                        Certificates will increase by 50 bps per annum.


* The mortgage pool as of the Closing Date will include approximately $433,393 of fixed rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date.




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2
      ---------------------------------------------------------------------

                              GROUP I CERTIFICATES
                              --------------------




                           CLASS       CLASS      CLASS      CLASS       CLASS       CLASS       CLASS       CLASS        CLASS
                           IA-1        IA-2       IA-3       IA-4        IA-5        IA-6        IM-1        IM-2         IB
                           ---------------------------------------------------------------------------------------------------------
OFFER SIZE
($MM)                      39.0000     18.5000    17.5000    20.5000     16.2800     12.4200     4.0500      3.7125       3.0375

EXPECTED RATINGS
S&P                        AAA         AAA        AAA        AAA         AAA         AAA         AA          A            BBB
FITCH                      AAA         AAA        AAA        AAA         AAA         AAA         AA          A            BBB

COUPON                     1M Libor    Fixed(1)   Fixed(1)   Fixed(1)    Fixed(1,2)  Fixed(1)    Fixed(1)    Fixed(1)     Fixed(1)
                           + [  ](1)

WEIGHTED AVERAGE LIFE
TO CALL (YRS)(3)           0.96        2.15       3.14       5.11        9.42        6.72        6.61        6.61         6.51


WEIGHTED AVERAGE LIFE
TO MATURITY (YRS)(3)       0.96        2.15       3.14       5.11        11.37       6.72        7.12        6.99         6.59

PAYMENT WINDOW
TO CALL (MOS.)(3)          1-21/21     21-31/11   31-46/16   46-83/38    83-119/37   37-114/78   40-119/80   40-119/80    40-119/80

PAYMENT WINDOW
TO MATURITY (MOS.)(3)      1-21/21     21-31/11   31-46/16   46-83/38    83-218/136  37-114/78   40-179/140  40-162/123   40-138/99

EXPECTED MATURITY
TO CALL(3)                 3/02        1/03       4/04       5/07        5/10        12/09       5/10        5/10         5/10

EXPECTED MATURITY
TO MATURITY(3)             3/02        1/03       4/04       5/07        8/18        12/09       5/15        12/13        12/11

LAST SCHEDULED
DISTRIBUTION DATE(4)       5/15        5/15       5/15       9/25        5/30        4/12        5/30        5/30         5/30



(1) Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(3)  The Group I Certificates will be priced at 20% HEP.

(4) Assumes 0% HEP, no losses, and no excess interest will be applied to principal.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                                    GROUP II
                                    --------

MORTGAGE LOANS:         Adjustable-rate, first lien, sub-prime Mortgage
                        Loans

TOTAL GROUP SIZE*:      $325,000,000

PREPAYMENT ASSUMPTION:  27% CPR

ADJUSTABLE RATE
AVAILABLE FUNDS CAP:    The pass-through rate of  the Group II Certificates will
                        be subject to the "Group II Available Funds Cap" which is a per annum rate equal to 12 times the quotient of
                        (x) the total scheduled interest on the adjustable rate
                        Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

LIFETIME WAC CAP:       All Group II pass-through rates will also be subject to
                        a cap equal to a weighted average net lifetime rate on the underlying Mortgage Loans. Any interest shortfall due to the maximum lifetime WAC cap will not be reimbursed.

INTEREST ACCRUAL:       For Group II Certificates, interest will initially
                        accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior
                        Distribution Date to (but excluding) the current
                        Distribution Date.

PAYMENT DELAY:          0 days

INT. PMT. BASIS:        Actual/360

SHORTFALL
REIMBURSEMENT:          If on any  Distribution  Date  the  pass-through rate
                        is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the Pass-Through Rate had not been so limited by the Available Funds Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the Pass-Through Rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II loans and will be paid only on a subordinated basis. No such Group II
                        Certificate Carryover will be paid once the Group II
                        Certificate principal balance has been reduced to zero.

COUPON STEP UP:         If the  10%  clean-up  call  for  the  Group  II
                        Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class IIA-1 Certificates will increase to 2x the Class
                        IIA-1 margin, and (ii) the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to
                        1.5x their related margins.



* The mortgage pool as of the Closing Date will include approximately $918,512 of adjustable rate mortgage loans that are not included in the statistical information set forth in this document. Updated statistical information on the mortgage pool (giving effect to the inclusion of such Mortgage Loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2
      ---------------------------------------------------------------------

                              GROUP II CERTIFICATES
                              ---------------------




                         CLASS           CLASS          CLASS          CLASS
                         IIA-1           IIM-1          IIM-2          IIB
  ------------------------------------------------------------------------------

  OFFER                  279.5000        17.8750        15.4375        12.1875
  SIZE ($MM)

  EXPECTED RATINGS

  S&P                    AAA             AA             A              BBB
  FITCH                  AAA             AA             A              BBB

  COUPON                 1M Libor +     1M Libor +      1M Libor +    1M Libor +
                         [ ](1,2)       [ ](1,3)        [ ](1,3)      [  ](1,3)

  WEIGHTED AVERAGE LIFE  2.45            4.92           4.86           4.81
  TO CALL (YRS)(4)

  WEIGHTED AVERAGE LIFE  2.67            5.41           5.27           4.98
  TO MATURITY (YRS)(4)

  PAYMENT WINDOW         1-87/87         40-87/48       38-87/50       37-87/51
  TO CALL (MOS.)(4)

  PAYMENT WINDOW         1-196/196       40-154/115     38-139/102     37-116/80
  TO MATURITY (MOS.)(4)

  EXPECTED MATURITY TO   9/07            9/07           9/07           9/07
  CALL(4)

  EXPECTED MATURITY TO   10/16           4/13           1/12           2/10
  MATURITY(4)

  LAST SCHEDULED         5/30            5/30           5/30           5/30
  DISTRIBUTION DATE(5)


(1) Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rate on the Group II Loans.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin of the Class IIA-1 Certificates will increase to 2x the IIA-1 margin.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.

(4)   The Group II Certificates will be priced at 27% CPR.

(5) Assumes 0% CPR, no losses, and no excess interest will be applied to principal.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2
      ---------------------------------------------------------------------

                               CASH FLOW PRIORITY
                               ------------------




                              GROUP I CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.
2.    Servicing Fees and Trustee/Master Servicing Fees.
3.    Group  I  available  interest  funds,  as  follows:   monthly  interest,
      including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.
4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.
6.    Excess Group I interest to pay Group I subordinate principal shortfalls.
7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.
8.    Any remaining Group I amount is paid to the Residual Certificateholder.

                      (PRELIMINARY AND SUBJECT TO REVISION)




                              GROUP II CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.
2.    Servicing Fees, Trustee/Master Servicing Fees.
3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA-1 Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.
4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.
6.    Excess  Group  II  interest  to  pay  Group  II  subordinate   principal
      shortfalls.
7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.
8. Excess Group II interest to pay any Group II Certificate carryover resulting from the imposition of the available funds cap.
9.    Any remaining Group II amount is paid to the Residual Certificateholder.

                      (PRELIMINARY AND SUBJECT TO REVISION)


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2
      ---------------------------------------------------------------------

                                PRINCIPAL PAYDOWN
                                -----------------

CLASS IA-6 LOCKOUT DISTRIBUTION AMOUNT: FOR ANY DISTRIBTUION DATE PRIOR TO THE DISTRIBUTION DATE IN JULY 2009, THE PRODUCT OF (I) THE APPLICABLE CLASS IA-6 LOCKOUT PERCENTAGE, (II) A FRACTION, THE NUMERATOR OF WHICH IS THE OUTSTANDING PRINCIPAL BALANCE OF THE CLASS IA-6 CERTIFICATES AND THE DENOMINATOR OF WHICH IS THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL CLASS A GROUP I CERTIFICATES (IN EACH CASE IMMEDIATELY PRIOR TO SUCH DISTRIBUTION DATE) AND (III) THE GROUP I CLASS A PRINCIPAL CASHFLOW FOR SUCH DISTRIBUTION DATE. FOR THE JULY 2009 DISTRIBUTION DATE AND EACH DISTRIBUTION DATE THEREAFTER, THE CLASS IA-6 LOCKOUT AMOUNT DISTRIBUTION WILL EQUAL THE GROUP I CLASS A PRINCIPAL CASHFLOWS.

                          CLASS IA-6 LOCKOUT PERCENTAGE

                          July 2000 -- June 2003:     0%
                          July 2003 -- June 2005:    45%
                          July 2005 -- June 2006:    80%
                          July 2006 -- June 2007:   100%
                          July 2007 -- June 2009:   300%

                      (PRELIMINARY AND SUBJECT TO REVISION)

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:

1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-1 Certificate is reduced to zero

2) All remaining scheduled and unscheduled Group I principal will be paid sequentially to the Class IA Certificates until the principal balance of each such Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:

1) All scheduled and unscheduled Group II principal will be paid to the Class IIA-1 Certificates.

                      (PRELIMINARY AND SUBJECT TO REVISION)


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                      (PRELIMINARY AND SUBJECT TO REVISION)

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                         REQUIRED SUBORDINATION LEVELS*


  Group I                          Group II
  -------                          --------

  Class A       19.00%             Class A       31.50%
  Class M-1     13.00%             Class M-1     20.50%
  Class M-2      7.50%             Class M-2     11.00%
  Class B        3.00%             Class B        3.50%

   *Includes overcollateralization

                      (PRELIMINARY AND SUBJECT TO REVISION)

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

(i)    The Distribution Date is on or after the July 2003 Distribution Date; and

(ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

(iii) A Trigger Event does not exist (a Trigger Event exists if current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II)).

                      (PRELIMINARY AND SUBJECT TO REVISION)

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

For each loan group, the later of (i) the July 2003 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

             Group I Senior                      Group II Senior
             Specified Enhancement               Specified Enhancement
             Percentage:                         Percentage:
             -------------------                 -------------------
             19.00%                              31.50%
             Or                                  Or
             (8.00% + 1.50%)*2                   (14.00% + 1.75%)*2

                      (PRELIMINARY AND SUBJECT TO REVISION)

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

Prospectus:             The Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Further Information:    Please call David Howard at (212) 834-5125, Peggy
                        Wallace at (212) 834-5519, Lou Violante at (212)
                        834-5034, Paul Park at (212) 834-5033, Paul Scialabba at
                        (212) 834-5173, Jee Hong at (212) 834-5295, or Seleena
                        Baijnauth at (212) 834-5219.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

CHASE SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                         FIXED RATE MORTGAGE LOAN GROUP

                                 SUMMARY REPORT



Aggregate Outstanding Principal Balance:                    $134,566,607
Aggregate Original Principal Balance:                       $134,741,349
Number of Mortgage Loans:                                          1,557

                                                    MINIMUM      MAXIMUM        AVERAGE(1)
                                                    ------- -    ------- -      -------
Original Principal Balance:                         $10,000     $500,000           $86,539
Outstanding Principal Balance:                       $9,886     $499,990           $86,427


                                                    MINIMUM      MAXIMUM        WEIGHTED AVERAGE(2)
                                                    -------      -------        ----------------
Original Term (mos):                                    120          360               246
Stated Remaining Term (mos):                            115          360               245
Expected Remaining Term (mos):                          115          360               245
Loan Age (mos):                                           0           20                 1

Current Interest Rate:                               6.075%      14.900%           10.132%

Original Loan-to-Value:                              11.30%       95.00%            71.30%

Credit Score (3):                                       496          797               622


                                                    EARLIEST      LATEST
                                                    --------      ------
Origination Dates:                                  09/1998       05/2000
Maturity Dates:                                     12/2009       06/2030



Notes:
(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighting only for loans with scores.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                             CURRENT MORTGAGE RATES

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                         FIXED RATE MORTGAGE LOAN GROUP


                                        NUMBER         AGGREGATE        PERCENT
                                        OF             PRINCIPAL        OF
                                        MORTGAGE       BALANCE          LOAN
             MORTGAGE RATES             LOANS          OUTSTANDING      GROUP

             6.000% to 6.499%                 1          $  34,754      0.0%
             6.500% to 6.999%                 4            233,874      0.2
             7.000% to 7.499%                 6            442,743      0.3
             7.500% to 7.999%                41          4,291,527      3.2
             8.000% to 8.499%                61          5,805,552      4.3
             8.500% to 8.999%               153         14,574,832     10.8
             9.000% to 9.499%               149         13,325,605      9.9
             9.500% to 9.999%               271         26,256,498     19.5
             10.000% to 10.499%             194         17,172,636     12.8
             10.500% to 10.999%             260         20,798,845     15.5
             11.000% to 11.499%             148         10,745,439      8.0
             11.500% to 11.999%             144         11,208,806      8.3
             12.000% to 12.499%              63          4,176,817      3.1
             12.500% to 12.999%              39          3,543,323      2.6
             13.000% to 13.499%              14          1,271,947      0.9
             13.500% to 13.999%               4            258,840      0.2
             14.000% to 14.499%               1            184,968      0.1
             14.500% to 14.999%               4            239,600      0.2
                                          -----       ------------     -----
             GRAND TOTAL:                 1,557       $134,566,607     100.0%
                                          =====       ============     =====




Mortgage Rates Range is from: 6.075% to 14.900%
Weighted Average is: 10.132%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                       REMAINING MONTHS TO STATED MATURITY

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 - FIXED
                            RATE MORTGAGE LOAN GROUP

                                    NUMBER            AGGREGATE          PERCENT
                                    OF                PRINCIPAL          OF
                                    MORTGAGE          BALANCE            LOAN
         REMAINING TERM (MONTHS)    LOANS             OUTSTANDING        GROUP

         109 to 120                     22             $  907,348        0.7%
         169 to 180                    939             81,162,452       60.3
         229 to 240                     61              4,348,248        3.2
         337 to 348                      1                 62,404        0.0
         349 to 360                    534             48,086,155       35.7
                                     -----           ------------      -----
         GRAND TOTAL:                1,557           $134,566,607      100.0%
                                     =====           ============      =====




Remaining Term Range is from (Months): 115 to 360
Weighted Average is (Months): 245



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                         FIXED RATE MORTGAGE LOAN GROUP


           RANGE OF ORIGINAL           NUMBER         AGGREGATE        PERCENT
           MORTGAGE                    OF             PRINCIPAL        OF
           LOAN PRINCIPAL BALANCES     MORTGAGE       BALANCE          LOAN
           BALANCE                     LOANS          OUTSTANDING      GROUP

           $100,000 or less            1,147          $ 65,776,841       48.9%
           $100,001 to $150,000          232            28,375,603       21.1
           $150,001 to $200,000           87            14,712,637       10.9
           $200,001 to $250,000           46            10,237,894        7.6
           $250,001 to $300,000           18             4,939,215        3.7
           $300,001 to $350,000           11             3,605,633        2.7
           $350,001 to $400,000            6             2,254,002        1.7
           $400,001 to $450,000            2               853,726        0.6
           $450,001 to $500,000            8             3,811,055        2.8
                                       -----          ------------      ----
           GRAND TOTAL:                1,557          $134,566,607      100.0%
                                       =====          ============      =====




Original Mortgage Loan Principal Balance Range is from: $10,000 to $500,000 Average is: $86,539







                              PRODUCT TYPE SUMMARY

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 - FIXED
                            RATE MORTGAGE LOAN GROUP



                                      NUMBER           AGGREGATE       PERCENT
                                      OF               PRINCIPAL       OF
                                      MORTGAGE         BALANCE         LOAN
           PRODUCT TYPE               LOANS            OUTSTANDING     GROUP

           10 Year Fixed                22              $  907,348        0.7%
           15 Year Fixed               332              21,288,632       15.8
           20 Year Fixed                61               4,348,248        3.2
           30 Year Fixed               535              48,148,558       35.8
           Balloon Loan                607              59,873,820       44.5
                                     -----            ------------      -----
           GRAND TOTAL:              1,557            $134,566,607      100.0%
                                     =====            ============      =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                              STATE DISTRIBUTIONS

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 - FIXED
                            RATE MORTGAGE LOAN GROUP



                                      NUMBER           AGGREGATE        PERCENT
                                      OF               PRINCIPAL        OF
                                      MORTGAGE         BALANCE          LOAN
           STATES                     LOANS            OUTSTANDING      GROUP

           Arizona                         27          $ 2,218,187        1.6%
           Arkansas                         4              381,039        0.3
           California                      77           13,342,979        9.9
           Colorado                        28            3,032,835        2.3
           Connecticut                     21            2,160,824        1.6
           Delaware                         2              166,123        0.1
           District of Columbia             7              814,329        0.6
           Florida                        361           28,965,327       21.5
           Georgia                         47            3,721,656        2.8
           Illinois                        47            3,772,384        2.8
           Indiana                         74            4,109,124        3.1
           Iowa                             5              172,453        0.1
           Kansas                           3              134,815        0.1
           Kentucky                        13              919,011        0.7
           Louisiana                       50            3,618,352        2.7
           Maine                            1               53,952        0.0
           Maryland                        11            1,016,581        0.8
           Massachusetts                    8              890,158        0.7
           Michigan                        82            5,557,729        4.1
           Minnesota                        9              662,914        0.5
           Mississippi                     14              907,546        0.7
           Missouri                        40            2,224,437        1.7
           Montana                          1               45,750        0.0
           Nevada                           2              149,779        0.1
           New Hampshire                    2              244,661        0.2
           New Jersey                      44            4,016,348        3.0
           New Mexico                       6              338,688        0.3
           New York                       150           19,770,925       14.7
           North Carolina                  14            1,237,842        0.9
           North Dakota                     2               71,752        0.1
           Ohio                            79            5,644,550        4.2
           Oklahoma                        10              798,911        0.6
           Oregon                          13            1,350,532        1.0
           Pennsylvania                    27            1,815,448        1.3
           Rhode Island                     7              485,883        0.4
           South Carolina                  25            1,455,528        1.1
           South Dakota                     2              153,242        0.1
           Tennessee                      160           11,110,277        8.3
           Texas                           22            1,478,528        1.1
           Utah                             2              395,436        0.3
           Vermont                          3              189,352        0.1
           Virginia                        26            2,473,487        1.8
           Washington                       7            1,118,242        0.8
           West Virginia                    4              231,393        0.2
           Wisconsin                       14              674,907        0.5
           Wyoming                          4              472,392        0.4
                                        -----         ------------      ----
           GRAND TOTAL:                 1,557         $134,566,607      100.0%
                                        =====         ============      =====




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                              LOAN-TO-VALUE RATIOS

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 - FIXED
                            RATE MORTGAGE LOAN GROUP


RANGE OF                      NUMBER OF         AGGREGATE PRINCIPAL   PERCENT OF
LOAN-TO-VALUE RATIOS          MORTGAGE LOANS    BALANCE OUTSTANDING   LOAN GROUP

50.00% or less                        173          $ 9,301,695          6.9%
50.01% to 55.00%                       66            5,411,931          4.0
55.01% to 60.00%                      136           11,573,544          8.6
60.01% to 65.00%                      129           12,913,000          9.6
65.01% to 70.00%                      251           21,257,434         15.8
70.01% to 75.00%                      214           18,154,387         13.5
75.01% to 80.00%                      343           32,332,257         24.0
80.01% to 85.00%                      159           14,884,828         11.1
85.01% to 90.00%                       81            8,172,666          6.1
90.01% to 95.00%                        5              564,864          0.4
                                    -----         ------------        ----
GRAND TOTAL:                        1,557         $134,566,607        100.0%
                                    =====         ============        =====


Loan-to-Value Ratios Range is from: 11.30% to 95.00%
Weighted Average is: 71.30%





                                  LOAN PURPOSE

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 - FIXED
                            RATE MORTGAGE LOAN GROUP


                            NUMBER OF         AGGREGATE PRINCIPAL    PERCENT OF
LOAN PURPOSE                MORTGAGE LOANS    BALANCE OUTSTANDING    LOAN GROUP

Purchase                          395           $ 36,035,455           26.8%
Refinance - Rate/Term             110              9,719,577            7.2
Refinance - Cashout             1,052             88,811,574           66.0
                                -----           ------------           ----
GRAND TOTAL:                    1,557           $134,566,607          100.0%
                                =====           ============          =====




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                          TYPE OF MORTGAGED PROPERTIES

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 - FIXED
                            RATE MORTGAGE LOAN GROUP


                             NUMBER OF         AGGREGATE PRINCIPAL    PERCENT OF
PROPERTY TYPE                MORTGAGE LOANS    BALANCE OUTSTANDING    LOAN GROUP

Single Family Detached              1,173         $ 96,394,122          71.6%
Two- to Four-family Dwelling
  Unit                                157           16,438,803          12.2
Planned Unit Development               99           11,670,737           8.7
Condominium                            56            4,356,817           3.2
Manufactured Housing                   53            2,797,437           2.1
Small Mixed Use                        19            2,908,691           2.2
                                    -----         ------------         -----
GRAND TOTAL:                        1,557         $134,566,607         100.0%
                                    =====         ============         =====







                              DOCUMENTATION SUMMARY

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 - FIXED
                            RATE MORTGAGE LOAN GROUP



                          NUMBER OF          AGGREGATE PRINCIPAL     PERCENT OF
DOCUMENTATION             MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP

Full Documentation            1,161         $ 95,539,063               71.0%
24 Month Bank Statement         128           16,585,169               12.3
Reduced Documentation            27            2,932,742                2.2
Stated Income                   241           19,509,633               14.5
                              -----         ------------              ----
GRAND TOTAL:                  1,557         $134,566,607              100.0%
                              =====         ============              =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                                 OCCUPANCY TYPES

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 - FIXED
                            RATE MORTGAGE LOAN GROUP



                          NUMBER OF         AGGREGATE PRINCIPAL       PERCENT OF
OCCUPANCY              MORTGAGE LOANS       BALANCE OUTSTANDING       LOAN GROUP

Owner-occupied             1,350              $119,610,558            88.9%
Second Home                   13                   760,856             0.6
Investment                   194                14,195,193            10.5
                           -----              ------------           -----
GRAND TOTAL:               1,557              $134,566,607           100.0%
                            =====             ============           =====









                            MORTGAGE LOAN AGE SUMMARY

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 - FIXED
                            RATE MORTGAGE LOAN GROUP



                              NUMBER OF        AGGREGATE PRINCIPAL    PERCENT OF
MORTGAGE LOAN AGE (MONTHS)    MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP

0                                  437         $ 36,136,195           26.9%
1                                  435           37,802,279           28.1
2                                  598           52,669,916           39.1
3                                   62            5,456,725           4.1
4                                    7              525,608           0.4
5                                   14            1,686,712           1.3
6                                    1               92,140           0.1
7                                    2              134,627           0.1
Greater than 9                       1               62,404           0.0
                                 -----         ------------          -----
GRAND TOTAL:                     1,557         $134,566,607          100.0%
                                 =====         ============          =====




Weighted Average Age (Months) is: 1



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SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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







                              CREDIT GRADE SUMMARY

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 - FIXED
                            RATE MORTGAGE LOAN GROUP


                        NUMBER OF       AGGREGATE PRINCIPAL       PERCENT OF
CREDIT GRADE         MORTGAGE LOANS     BALANCE OUTSTANDING       LOAN GROUP

AO                          726         $ 67,400,154               50.1%
A-                          468           40,568,071               30.1
B                           227           18,557,842               13.8
B-                           54            2,987,695                2.2
C                            78            4,905,678                3.6
C-                            4              147,166                0.1
                          -----         ------------              -----
GRAND TOTAL:              1,557         $134,566,607              100.0%
                          =====         ============              =====








                              YEAR OF ORIGINATION

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 - FIXED
                            RATE MORTGAGE LOAN GROUP



                               NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
YEAR OF ORIGINATION         MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP

1998                               1           $   62,404                0.0%
1999                              17            1,913,479                1.4
2000                           1,539          132,590,724               98.5
                               -----         ------------              -----
GRAND TOTAL:                   1,557         $134,566,607              100.0%
                               =====         ============              =====





THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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




                          PREPAYMENT PENALTIES SUMMARY

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 - FIXED
                            RATE MORTGAGE LOAN GROUP


                              NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF
PREPAYMENT PENALTIES       MORTGAGE LOANS   BALANCE OUTSTANDING     LOAN GROUP

None                            265         $ 20,317,761               15.1%
12 Months                       136           17,984,098               13.4
24 Months                        27            3,134,247                2.3
36 Months                       543           43,681,226               32.5
60 Months                       586           49,449,275               36.7
                              -----         ------------              -----
GRAND TOTAL:                  1,557         $134,566,607              100.0%
                              =====         ============              =====







                              CREDIT SCORE SUMMARY

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 - FIXED
                            RATE MORTGAGE LOAN GROUP


                              NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF CREDIT SCORES     MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP

Not Scored                       22          $ 1,593,180                1.2%
496 to 500                        5              351,432                0.3
501 to 550                      198           15,413,244               11.5
551 to 600                      468           39,133,438               29.1
601 to 650                      403           35,291,143               26.2
651 to 700                      288           28,238,228               21.0
701 to 750                      132           10,697,017                7.9
751 to 797                       41            3,848,925                2.9
                              -----         ------------              -----
GRAND TOTAL:                  1,557         $134,566,607              100.0%
                              =====         ============              =====




Credit Score Range is from: 496 to 797
Weighted Average (scored loans only) is: 622

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

CHASE SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP



                                 SUMMARY REPORT


Aggregate Outstanding Principal Balance:                  $324,081,488
Aggregate Original Principal Balance:                     $324,257,955
Number of Mortgage Loans:                                        2,647


                                                               MINIMUM          MAXIMUM            AVERAGE(1)
                                                               -------          -------            -------
Original Principal Balance:                                     $9,375         $845,000              $122,500
Outstanding Principal Balance:                                  $9,363         $844,656              $122,434

                                                               MINIMUM          MAXIMUM             WEIGHTED AVERAGE(2)
                                                               -------          -------             ----------------
Original Term (mos):                                               360              360                   360
Stated Remaining Term (mos):                                       351              360                   359
Expected Remaining Term (mos):                                     326              360                   359
Loan Age (mos):                                                      0                9                     1

Current Interest Rate:                                          6.750%          14.650%               10.179%
Initial Interest Rate Cap:                                      1.000%           3.000%                2.961%
Periodic Rate Cap:                                              1.000%           1.500%                1.482%
Gross Margin:                                                   3.250%           8.250%                5.638%
Maximum Mortgage Rate:                                         13.750%          21.650%               17.171%
Minimum Mortgage Rate:                                          6.750%          14.650%               10.179%

Months to Roll:                                                      4               60                    28

Original Loan-to-Value:                                         14.00%           95.00%                76.86%

Credit Score (3):                                                  491              797                   612


                                                              EARLIEST           LATEST

Origination Dates:                                             08/1999          05/2000
Maturity Dates:                                                09/2029          06/2030






Notes:
(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighting only for loans with scores.


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



                             CURRENT MORTGAGE RATES

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP


                              NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
 MORTGAGE RATES             MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP

 6.500% to 6.999%                  1            $  152,736          0.0%
 7.000% to 7.499%                  5               544,782          0.2
 7.500% to 7.999%                 25             3,820,071          1.2
 8.000% to 8.499%                 57             9,522,034          2.9
 8.500% to 8.999%                217            32,616,505         10.1
 9.000% to 9.499%                277            38,450,039         11.9
 9.500% to 9.999%                467            59,140,302         18.2
10.000% to 10.499%               409            48,718,131         15.0
10.500% to 10.999%               491            58,698,991         18.1
11.000% to 11.499%               305            33,073,460         10.2
11.500% to 11.999%               250            26,322,941          8.1
12.000% to 12.499%                96             8,484,591          2.6
12.500% to 12.999%                36             3,114,344          1.0
13.000% to 13.499%                 6               610,903          0.2
13.500% to 13.999%                 2               217,754          0.1
14.000% to 14.499%                 2               343,983          0.1
14.500% to 14.999%                 1               249,921          0.1
                               -----          ------------        -----
GRAND TOTAL:                   2,647          $324,081,488        100.0%
                               =====          ============        =====




Mortgage Rates Range is from: 6.750% to 14.650%
Weighted Average is: 10.179%





                       REMAINING MONTHS TO STATED MATURITY

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
REMAINING TERM (MONTHS)       MORTGAGE LOANS    BALANCE OUTSTANDING   LOAN GROUP

349 to 360                        2,647          $324,081,488          100.0%
                                  -----          ------------          -----
GRAND TOTAL:                      2,647          $324,081,488          100.0%
                                  =====          ============          =====




Remaining Term Range is from (Months): 351 to 360
Weighted Average is (Months): 359



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




                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP


RANGE OF ORIGINAL MORTGAGE       NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
LOAN PRINCIPAL BALANCES        MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP

$100,000 or less                      1,337          $ 88,233,839         27.2%
$100,001 to $150,000                    659            80,504,955         24.8
$150,001 to $200,000                    311            53,743,097         16.6
$200,001 to $250,000                    148            33,352,654         10.3
$250,001 to $300,000                     68            18,607,694          5.7
$300,001 to $350,000                     45            14,885,674          4.6
$350,001 to $400,000                     24             8,983,306          2.8
$400,001 to $450,000                     25            10,647,690          3.3
$450,001 to $500,000                     25            11,942,378          3.7
$500,001 to $550,000                      2             1,029,546          0.3
$550,001 to $600,000                      1               556,000          0.2
$700,001 to $750,000                      1               750,000          0.2
$800,001 to $850,000                      1               844,656          0.3
                                      -----          ------------        -----
GRAND TOTAL:                          2,647          $324,081,488        100.0%
                                      =====          ============        =====




Original Mortgage Loan Principal Balance Range is from: $9,375 to $845,000 Average is: $122,500





                              PRODUCT TYPE SUMMARY

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP


                             NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
PRODUCT TYPE              MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP

Six Month LIBOR Loan             15           $ 2,386,598               0.7%
1/29 Loan                        54             7,847,054               2.4
2/28 Loan                     1,444           179,825,279              55.5
3/27 Loan                     1,044           123,678,572              38.2
5/25 Loan                        90            10,343,984               3.2
                              -----          ------------             ----
GRAND TOTAL:                  2,647          $324,081,488             100.0%
                              =====          ============             =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

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



                               STATE DISTRIBUTIONS

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
STATES                         MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP

Arizona                                 63          $  6,235,329          1.9%
Arkansas                                 2               190,012          0.1
California                             297            59,226,762         18.3
Colorado                               173            22,830,272          7.0
Connecticut                             33             5,281,787          1.6
Delaware                                 5               609,792          0.2
District of Columbia                     3               738,285          0.2
Florida                                319            35,223,675         10.9
Georgia                                 83            10,631,070          3.3
Hawaii                                   2               272,571          0.1
Idaho                                    6               405,626          0.1
Illinois                               141            17,083,267          5.3
Indiana                                 46             3,980,185          1.2
Iowa                                     1                76,374          0.0
Kansas                                   6               678,978          0.2
Kentucky                                14             1,523,992          0.5
Louisiana                               19             1,547,428          0.5
Maine                                    1                49,600          0.0
Maryland                                23             3,136,440          1.0
Massachusetts                           45             6,971,142          2.2
Michigan                               290            25,952,045          8.0
Minnesota                               61             6,017,161          1.9
Mississippi                              9               872,068          0.3
Missouri                                78             6,381,971          2.0
Nebraska                                 2                60,845          0.0
Nevada                                   7               873,896          0.3
New Hampshire                            2               180,601          0.1
New Jersey                              99            13,658,851          4.2
New Mexico                              12             1,849,656          0.6
New York                               102            18,028,258          5.6
North Carolina                          36             4,749,415          1.5
North Dakota                             3               101,795          0.0
Ohio                                   113            10,472,343          3.2
Oklahoma                                12             1,199,478          0.4
Oregon                                  30             4,235,113          1.3
Pennsylvania                            35             3,323,270          1.0
Rhode Island                            12             1,163,298          0.4
South Carolina                          33             3,557,645          1.1
Tennessee                              131            11,343,997          3.5
Texas                                   85             8,989,288          2.8
Utah                                    18             2,211,395          0.7
Vermont                                 10             1,087,430          0.3
Virginia                                23             2,613,411          0.8
Washington                              65            10,605,584          3.3
West Virginia                            3               299,842          0.1
Wisconsin                               93             7,492,241          2.3
Wyoming                                  1                68,000          0.0
                                     -----          ------------        -----
GRAND TOTAL:                         2,647          $324,081,488        100.0%
                                     =====          ============        =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                              LOAN-TO-VALUE RATIOS

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP



                                  NUMBER OF     AGGREGATE PRINCIPAL   PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS   MORTGAGE LOANS  BALANCE OUTSTANDING   LOAN GROUP

50.00% or less                           81           $ 7,652,385          2.4%
50.01% to 55.00%                         35             3,608,819          1.1
55.01% to 60.00%                         90            11,463,582          3.5
60.01% to 65.00%                         94            12,322,409          3.8
65.01% to 70.00%                        417            45,263,240         14.0
70.01% to 75.00%                        393            47,894,921         14.8
75.01% to 80.00%                        830           110,293,042         34.0
80.01% to 85.00%                        421            51,059,787         15.8
85.01% to 90.00%                        280            33,740,532         10.4
90.01% to 95.00%                          6               782,770          0.2
                                      -----          ------------        -----
GRAND TOTAL:                          2,647          $324,081,488        100.0%
                                      =====          ============        =====




Loan-to-Value Ratios Range is from: 14.00% to 95.00%
Weighted Average is: 76.86%









                                  LOAN PURPOSE

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP


                             NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
LOAN PURPOSE               MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP

Purchase                       1,303         $ 159,565,494           49.2%
Refinance - Rate/Term            128            16,781,866            5.2
Refinance - Cashout            1,216           147,734,128           45.6
                               -----          ------------          -----
GRAND TOTAL:                   2,647          $324,081,488          100.0%
                               =====          ============          =====




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                          TYPE OF MORTGAGED PROPERTIES

     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                  NUMBER OF     AGGREGATE PRINCIPAL   PERCENT OF
PROPERTY TYPE                  MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP

Single Family Detached                 2,000         $ 239,033,058         73.8%
Two- to Four-family
  Dwelling Unit                          240            29,477,635          9.1
Planned Unit Development                 261            40,015,751         12.3
Condominium                               98            11,445,513          3.5
Manufactured Housing                      48             4,109,532          1.3
                                       -----          ------------        -----
GRAND TOTAL:                           2,647          $324,081,488        100.0%
                                       =====          ============        =====









                              DOCUMENTATION SUMMARY

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP


                              NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF
DOCUMENTATION              MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP

Full Documentation                1,775         $ 204,806,725         63.2%
24 Month Bank Statement             284            44,618,102         13.8
Reduced Documentation                66            11,651,327          3.6
Stated Income                       522            63,005,335         19.4
                                  -----          ------------        -----
GRAND TOTAL:                      2,647          $324,081,488        100.0%
                                  =====          ============        =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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CHASE LOGO

                                 OCCUPANCY TYPES

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP


                             NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
OCCUPANCY                  MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP

Owner-occupied                  2,342         $ 296,909,090          91.6%
Second Home                        34             4,049,709           1.2
Investment                        271            23,122,689           7.1
                                -----          ------------         -----
GRAND TOTAL:                    2,647          $324,081,488         100.0%
                                =====          ============         =====







                            MORTGAGE LOAN AGE SUMMARY

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
MORTGAGE LOAN AGE (MONTHS)    MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP

0                                       797          $ 99,084,804         30.6%
1                                       826           102,694,040         31.7
2                                       975           115,580,166         35.7
3                                        36             4,935,482          1.5
4                                         5               674,597          0.2
5                                         5               683,216          0.2
8                                         2               339,526          0.1
9                                         1                89,658          0.0
                                      -----          ------------        -----
GRAND TOTAL:                          2,647          $324,081,488        100.0%
                                      =====          ============        =====




Weighted Average Age (Months) is: 1




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




                              CREDIT GRADE SUMMARY

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP


                               NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
 CREDIT GRADE                MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP

 AO                                  1,049         $ 135,203,435         41.7%
 A-                                    850           106,397,970         32.8
 B                                     440            52,122,105         16.1
 B-                                    112            12,405,222          3.8
 C                                     177            15,938,191          4.9
 C-                                     19             2,014,565          0.6
                                     -----          ------------        -----
 GRAND TOTAL:                        2,647          $324,081,488        100.0%
                                     =====          ============        =====







                               YEAR OF ORIGINATION

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP


                               NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
 YEAR OF ORIGINATION         MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP

 1999                                    8           $ 1,112,399          0.3%
 2000                                2,639           322,969,089         99.7
                                     -----          ------------         ----
 GRAND TOTAL:                        2,647          $324,081,488        100.0%
                                     =====          ============        =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                             MAXIMUM MORTGAGE RATES

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP



                                        NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES       MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP

13.500% to 13.999%                              1            $  152,736          0.0  %
14.000% to 14.499%                              5               544,782          0.2
14.500% to 14.999%                             28             4,729,086          1.5
15.000% to 15.499%                             58             9,677,385          3.0
15.500% to 15.999%                            216            31,943,377          9.9
16.000% to 16.499%                            281            38,817,691         12.0
16.500% to 16.999%                            467            59,176,811         18.3
17.000% to 17.499%                            405            48,363,072         14.9
17.500% to 17.999%                            490            58,549,595         18.1
18.000% to 18.499%                            304            32,905,515         10.2
18.500% to 18.999%                            249            26,199,941          8.1
19.000% to 19.499%                             96             8,484,591          2.6
19.500% to 19.999%                             36             3,114,344          1.0
20.000% to 20.499%                              6               610,903          0.2
20.500% to 20.999%                              2               217,754          0.1
21.000% to 21.499%                              2               343,983          0.1
21.500% to 21.999%                              1               249,921          0.1

GRAND TOTAL:                                2,647          $324,081,488        100.0  %
                                            =====          ============        =====




Maximum Mortgage Rate Range is from: 13.750% to 21.650%
Weighted Average is: 17.171%




                          PREPAYMENT PENALTIES SUMMARY

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                 NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
PREPAYMENT PENALTIES          MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP

None                                     903         $ 110,083,690         34.0%
12 Months                                 12             1,428,809          0.4
24 Months                                731            99,109,989         30.6
36 Months                                863            98,715,834         30.5
60 Months                                138            14,743,166          4.5
                                       -----          ------------        -----
GRAND TOTAL:                           2,647          $324,081,488        100.0%
                                       =====          ============        =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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CHASE LOGO

                              NEXT ADJUSTMENT DATE

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP


                               NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
NEXT ADJUSTMENT DATE         MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP

Oct 2000                                 6           $ 1,304,454          0.4%
Nov 2000                                 5               708,144          0.2
Dec 2000                                 4               374,000          0.1
Apr 2001                                24             2,871,717          0.9
May 2001                                14             2,399,762          0.7
Jun 2001                                16             2,575,575          0.8
Sep 2001                                 1                89,658          0.0
Oct 2001                                 1               207,180          0.1
Jan 2002                                 5               683,216          0.2
Feb 2002                                 3               555,721          0.2
Mar 2002                                16             1,797,193          0.6
Apr 2002                               532            62,408,052         19.3
May 2002                               457            57,809,498         17.8
Jun 2002                               429            56,274,762         17.4
Oct 2002                                 1               132,345          0.0
Feb 2003                                 1                33,517          0.0
Mar 2003                                19             3,080,633          1.0
Apr 2003                               379            44,744,651         13.8
May 2003                               317            38,068,151         11.7
Jun 2003                               327            37,619,275         11.6
Feb 2005                                 1                85,359          0.0
Mar 2005                                 1                57,657          0.0
Apr 2005                                34             4,251,292          1.3
May 2005                                33             3,708,485          1.1
Jun 2005                                21             2,241,192          0.7
                                     -----          ------------        -----
GRAND TOTAL:                         2,647          $324,081,488        100.0%
                                     =====          ============        =====




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                              CREDIT SCORE SUMMARY

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
RANGE OF CREDIT SCORES        MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP

Not Scored                             41          $  3,208,768          1.0%
491 - 500                              10             1,976,144          0.6
501 - 550                             421            46,500,196         14.3
551 - 600                             791            98,832,619         30.5
601 - 650                             738            91,913,069         28.4
651 - 700                             444            58,506,680         18.1
701 - 750                             149            17,140,094          5.3
751 - 797                              53             6,003,919          1.9
                                    -----          ------------        -----
GRAND TOTAL:                        2,647          $324,081,488        100.0%
                                    =====          ============        =====




Credit Score Range is from: 491 to 797
Weighted Average (scored loans only) is:  612



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SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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CHASE LOGO

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                         FIXED RATE MORTGAGE LOAN GROUP



                                                                          ORIGINAL
                                                                          AMORTIZATION
                                     NET MORTGAGE     ORIGINAL TERM       TERM               REMAINING TERM
CURRENT BALANCE    MORTGAGE RATE     RATE             IN MONTHS)          (IN MONTHS)        (IN MONTHS)
---------------    -------------     -------------    -----------         ------------       --------------

60,066,652.78       10.211%           9.701%             180                360                179
   910,270.72        9.129%           8.619%             120                120                119
21,357,195.60        9.699%           9.189%             180                180                179
 4,362,252.52        9.815%           9.305%             240                240                239
48,303,628.38       10.272%           9.762%             360                360                359









                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP







                                NET      ORIGINAL    REMAINING
    CURRENT       MORTGAGE    MORTGAGE     TERM        TERM       GROSS    INITIAL RATE   PERIODIC     MAXIMUM
    BALANCE         RATE        RATE    (IN MONTHS) (IN MONTHS)  MARGIN     CHANGE CAP       CAP        RATE
    -------         ----        ----    ----------- -----------  ------     ----------       ---        ----

   10,262,656.24   10.234%     9.724%       360         359      5.070%       1.767%       1.000%      17.001%
  180,334,940.38   10.150%     9.640%       360         359      5.845%       3.000%       1.496%      17.150%
  124,029,101.96   10.252%     9.742%       360         359      5.408%       3.000%       1.500%      17.252%
   10,373,301.42    9.740%     9.230%       360         359      5.351%       3.000%       1.500%      16.740%



TABLE (CONTINUED)


                                            NUMBER OF
                                          MONTHS UNTIL
                                RESET       NEXT RATE
    CURRENT        MINIMUM      CHANGE     ADJUSTMENT
    BALANCE         RATE      FREQUENCY       DATE          INDEX
    -------         ----      ---------       ----          -----

   10,262,656.24   10.234%        6             9        6 Mo. LIBOR
  180,334,940.38   10.150%        6            23        6 Mo. LIBOR
  124,029,101.96   10.252%        6            35        6 Mo. LIBOR
   10,373,301.42   9.740%         6            59        6 Mo. LIBOR



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

          GROUP II CERTIFICATES AVAILABLE FUNDS CAP HYPOTHETICAL TABLE
          ------------------------------------------------------------

PAYMENT DATE  AVAILABLE FUNDS CAP (1)(2)                PAYMENT DATE AVAILABLE FUNDS CAP (1)(2)
------------  --------------------------                --------------------------------------

  7/25/00               9.668                              3/25/04                  12.462
  8/25/00               9.668                              4/25/04                  12.462
  9/25/00               9.668                              5/25/04                  12.462
 10/25/00               9.668                              6/25/04                  12.462
 11/25/00               9.691                              7/25/04                  12.462
 12/25/00               9.711                              8/25/04                  12.462
  1/25/01               9.735                              9/25/04                  12.462
  2/25/01               9.758                             10/25/04                  12.462
  3/25/01               9.781                             11/25/04                  12.462
  4/25/01               9.868                             12/25/04                  12.462
  5/25/01               9.894                              1/25/05                  12.463
  6/25/01               9.923                              2/25/05                  12.463
  7/25/01               9.951                              3/25/05                  12.463
  8/25/01               9.971                              4/25/05                  12.463
  9/25/01               9.978                              5/25/05                  12.463
 10/25/01               9.987                              6/25/05                  12.548
 11/25/01               9.994                              7/25/05                  12.548
 12/25/01              10.001                              8/25/05                  12.548
  1/25/02              10.009                              9/25/05                  12.548
  2/25/02              10.017                             10/25/05                  12.548
  3/25/02              10.025                             11/25/05                  12.548
  4/25/02              10.034                             12/25/05                  12.548
  5/25/02              10.042                              1/25/06                  12.548
  6/25/02              11.585                              2/25/06                  12.548
  7/25/02              11.595                              3/25/06                  12.548
  8/25/02              11.606                              4/25/06                  12.548
  9/25/02              11.617                              5/25/06                  12.548
 10/25/02              11.629                              6/25/06                  12.548
 11/25/02              11.641                              7/25/06                  12.548
 12/25/02              11.653                              8/25/06                  12.548
  1/25/03              11.666                              9/25/06                  12.561
  2/25/03              11.679                             10/25/06                  12.574
  3/25/03              11.692                             11/25/06                  12.587
  4/25/03              11.706                             12/25/06                  12.600
  5/25/03              11.720                              1/25/07                  12.614
  6/25/03              12.586                              2/25/07                  12.629
  7/25/03              12.602                              3/25/07                  12.643
  8/25/03              12.462                              4/25/07                  12.659
  9/25/03              12.462                              5/25/07                  12.674
 10/25/03              12.462                              6/25/07                  12.690
 11/25/03              12.462                              7/25/07                  12.707
 12/25/03              12.462                              8/25/07                  12.724
  1/25/04              12.462                              9/25/07                  12.742
  2/25/04              12.462


(1) Available Funds Cap = 12 * (Group II Net Interest) / (Group II Total Certificate balance)

(2) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month and 6 month LIBOR remain constant.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                 ----------------------------------------------


                                    BOND IA-1

                                PREPAYMENT SPEED



    PRICE        0%         80%          100%          150%       200%
                                    (PRICING SPEED)

   99-26.50     17.660     30.895       33.392         38.640     42.945
      99-27     17.418     29.449       31.718         36.488     40.402
   99-27.50     17.176     28.002       30.045         34.338     37.860
      99-28     16.934     26.556       28.372         32.187     35.318
   99-28.50     16.692     25.111       26.699         30.037     32.776
      99-29     16.450     23.666       25.027         27.888     30.235

   99-29.50     16.208     22.221       23.355         25.739     27.695
      99-30     15.966     20.776       21.683         23.590     25.155
   99-30.50     15.725     19.331       20.012         21.442     22.615
      99-31     15.483     17.887       18.341         19.294     20.076
   99-31.50     15.242     16.444       16.670         17.147     17.538
     100- 0     15.000     15.000       15.000         15.000     15.000

  100-00.50     14.759     13.557       13.330         12.854     12.463
     100- 1     14.517     12.114       11.660         10.708      9.926
  100-01.50     14.276     10.671        9.991          8.562      7.389
     100- 2     14.034      9.229        8.322          6.417      4.854
  100-02.50     13.793      7.787        6.654          4.272      2.318
     100- 3     13.552      6.345        4.985          2.128     -0.217

  100-03.50     13.311      4.904        3.317         -0.016     -2.751
     100- 4     13.070      3.463        1.650         -2.159     -5.285
  100-04.50     12.829      2.022       -0.017         -4.302     -7.818
     100- 5     12.588      0.581       -1.684         -6.445    -10.351
  100-05.50     12.347     -0.859       -3.351         -8.587    -12.883

AVG LIFE          9.35       1.12         0.96           0.74       0.62
FIRST PAY         7/00       7/00         7/00           7/00       7/00
LAST PAY          5/15       7/02         3/02           9/01       6/01


Original Balance: $39,000,000



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                    BOND IA-2

                                PREPAYMENT SPEED



      PRICE      0%         80%          100%         150%       200%
                                    (PRICING SPEED)

      99-21      7.932      7.875        7.859        7.823      7.790
      99-22      7.928      7.861        7.843        7.800      7.762
      99-23      7.924      7.847        7.827        7.778      7.733
      99-24      7.921      7.833        7.810        7.755      7.705
      99-25      7.917      7.820        7.794        7.732      7.676
      99-26      7.913      7.806        7.778        7.710      7.648

      99-27      7.910      7.792        7.761        7.687      7.619
      99-28      7.906      7.779        7.745        7.664      7.591
      99-29      7.903      7.765        7.729        7.642      7.562
      99-30      7.899      7.751        7.712        7.619      7.534
      99-31      7.895      7.738        7.696        7.596      7.505
    *100- 0      7.892      7.724        7.680        7.574      7.477

     100- 1      7.888      7.710        7.663        7.551      7.449
     100- 2      7.884      7.697        7.647        7.528      7.420
     100- 3      7.881      7.683        7.631        7.506      7.392
     100- 4      7.877      7.670        7.615        7.483      7.364
     100- 5      7.873      7.656        7.598        7.461      7.335
     100- 6      7.870      7.642        7.582        7.438      7.307

     100- 7      7.866      7.629        7.566        7.415      7.279
     100- 8      7.862      7.615        7.550        7.393      7.250
     100- 9      7.859      7.601        7.533        7.370      7.222
     100-10      7.855      7.588        7.517        7.348      7.194
     100-11      7.852      7.574        7.501        7.325      7.166

AVG LIFE         14.92       2.61         2.15         1.51       1.19
DURATION          8.53       2.28         1.91         1.37       1.10
FIRST PAY         5/15       7/02         3/02         9/01       6/01
LAST PAY          5/15       8/03         1/03         4/02      11/01


Original Balance: $18,500,000
Assumed Coupon:   7.824000%






THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                    BOND IA-3

                                PREPAYMENT SPEED



       PRICE      0%         80%          100%         150%       200%
                                     (PRICING SPEED)


       99-10      8.095      8.125        8.136        8.161      8.185
       99-12      8.088      8.106        8.112        8.127      8.142
       99-14      8.081      8.087        8.089        8.094      8.099
       99-16      8.073      8.068        8.066        8.061      8.057
       99-18      8.066      8.048        8.042        8.028      8.014
       99-20      8.058      8.029        8.019        7.995      7.971

       99-22      8.051      8.010        7.996        7.962      7.929
       99-24      8.044      7.991        7.973        7.929      7.886
       99-26      8.036      7.972        7.949        7.896      7.844
       99-28      8.029      7.952        7.926        7.863      7.801
       99-30      8.022      7.933        7.903        7.830      7.759
     *100- 0      8.014      7.914        7.880        7.797      7.716

      100- 2      8.007      7.895        7.857        7.764      7.674
      100- 4      7.999      7.876        7.833        7.731      7.631
      100- 6      7.992      7.857        7.810        7.698      7.589
      100- 8      7.985      7.838        7.787        7.665      7.547
      100-10      7.978      7.819        7.764        7.632      7.505
      100-12      7.970      7.800        7.741        7.600      7.462

      100-14      7.963      7.781        7.718        7.567      7.420
      100-16      7.956      7.762        7.695        7.534      7.378
      100-18      7.948      7.743        7.672        7.501      7.336
      100-20      7.941      7.724        7.649        7.469      7.294
      100-22      7.934      7.705        7.626        7.436      7.252

 AVG LIFE         14.92       3.92         3.14         2.12       1.62
 DURATION          8.47       3.25         2.69         1.89       1.47
 FIRST PAY         5/15       8/03         1/03         4/02      11/01
 LAST PAY          5/15       4/05         4/04        12/02       4/02



 Original Balance: $17,500,000
 Assumed Coupon:   7.944000%




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                    BOND IA-4

                                PREPAYMENT SPEED



      PRICE      0%         80%          100%         150%       200%
                                    (PRICING SPEED)


      98-31      8.326      8.372        8.396        8.458      8.525
      99- 2      8.316      8.353        8.373        8.423      8.477
      99- 5      8.306      8.335        8.349        8.387      8.428
      99- 8      8.296      8.316        8.326        8.352      8.380
      99-11      8.286      8.297        8.303        8.317      8.332
      99-14      8.276      8.278        8.279        8.282      8.285

      99-17      8.266      8.259        8.256        8.247      8.237
      99-20      8.256      8.241        8.233        8.212      8.189
      99-23      8.246      8.222        8.209        8.176      8.141
      99-26      8.236      8.203        8.186        8.141      8.093
      99-29      8.227      8.185        8.163        8.107      8.046
    *100- 0      8.217      8.166        8.140        8.072      7.998

     100- 3      8.207      8.147        8.116        8.037      7.951
     100- 6      8.197      8.129        8.093        8.002      7.903
     100- 9      8.187      8.110        8.070        7.967      7.856
     100-12      8.177      8.092        8.047        7.932      7.808
     100-15      8.167      8.073        8.024        7.898      7.761
     100-18      8.158      8.055        8.001        7.863      7.714

     100-21      8.148      8.036        7.978        7.828      7.667
     100-24      8.138      8.018        7.955        7.794      7.620
     100-27      8.128      7.999        7.932        7.759      7.573
     100-30      8.118      7.981        7.909        7.725      7.526
     101- 1      8.109      7.962        7.886        7.690      7.479

AVG LIFE         19.73       6.82         5.11         3.15       2.22
DURATION          9.43       5.01         4.02         2.67       1.96
FIRST PAY         5/15       4/05         4/04        12/02       4/02
LAST PAY          6/25       8/10         5/07         8/04       2/03


Original Balance: $20,500,000
Assumed Coupon:   8.135000%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                    BOND IA-5

                                PREPAYMENT SPEED



      PRICE      0%         80%          100%         150%       200%
                                   (PRICING SPEED)

      98-20      8.598      8.632        8.649        8.711      8.799
      98-24      8.586      8.615        8.629        8.682      8.756
      98-28      8.574      8.597        8.609        8.652      8.713
      99- 0      8.561      8.580        8.589        8.622      8.670
      99- 4      8.549      8.562        8.569        8.593      8.627
      99- 8      8.537      8.545        8.549        8.564      8.584

      99-12      8.525      8.528        8.529        8.534      8.541
      99-16      8.513      8.510        8.509        8.505      8.499
      99-20      8.501      8.493        8.489        8.475      8.456
      99-24      8.488      8.476        8.469        8.446      8.413
      99-28      8.476      8.458        8.449        8.417      8.371
    *100- 0      8.464      8.441        8.430        8.388      8.328

     100- 4      8.452      8.424        8.410        8.359      8.286
     100- 8      8.440      8.407        8.390        8.330      8.243
     100-12      8.428      8.390        8.370        8.301      8.201
     100-16      8.416      8.373        8.351        8.272      8.159
     100-20      8.404      8.356        8.331        8.243      8.117
     100-24      8.393      8.339        8.311        8.214      8.075

     100-28      8.381      8.322        8.292        8.185      8.033
     101- 0      8.369      8.305        8.272        8.156      7.991
     101- 4      8.357      8.288        8.253        8.127      7.949
     101- 8      8.345      8.271        8.233        8.099      7.907
     101-12      8.333      8.254        8.214        8.070      7.865

AVG LIFE         26.62      11.77         9.42         5.56       3.53
DURATION         10.33       7.23         6.28         4.27       2.93
FIRST PAY         6/25       8/10         5/07         8/04       2/03
LAST PAY          5/27       7/12         5/10         1/07       3/05


Original Balance: $16,280,000
Assumed Coupon:   8.371000%




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                    BOND IA-6

                                PREPAYMENT SPEED



      PRICE      0%         80%          100%         150%       200%
                                   (PRICING SPEED)


      99-10      8.070      8.077        8.078        8.082      8.089
      99-12      8.060      8.065        8.065        8.068      8.072
      99-14      8.051      8.052        8.053        8.054      8.055
      99-16      8.041      8.040        8.040        8.039      8.038
      99-18      8.032      8.028        8.028        8.025      8.021
      99-20      8.022      8.016        8.015        8.011      8.005

      99-22      8.013      8.004        8.002        7.997      7.988
      99-24      8.004      7.992        7.990        7.983      7.971
      99-26      7.994      7.979        7.977        7.969      7.954
      99-28      7.985      7.967        7.965        7.955      7.938
      99-30      7.975      7.955        7.952        7.941      7.921
    *100- 0      7.966      7.943        7.940        7.927      7.904

     100- 2      7.956      7.931        7.927        7.913      7.888
     100- 4      7.947      7.919        7.915        7.898      7.871
     100- 6      7.937      7.907        7.902        7.884      7.854
     100- 8      7.928      7.894        7.890        7.870      7.838
     100-10      7.919      7.882        7.877        7.856      7.821
     100-12      7.909      7.870        7.865        7.842      7.805

     100-14      7.900      7.858        7.852        7.828      7.788
     100-16      7.890      7.846        7.840        7.814      7.771
     100-18      7.881      7.834        7.827        7.801      7.755
     100-20      7.872      7.822        7.815        7.787      7.738
     100-22      7.862      7.810        7.803        7.773      7.722

AVG LIFE          9.88       7.01         6.72         5.73       4.61
DURATION          6.59       5.13         4.97         4.42       3.73
FIRST PAY         7/03       7/03         7/03         9/03       1/04
LAST PAY          4/12       1/10        12/09         1/07       3/05


Original Balance: $12,420,000
Assumed Coupon:   7.914000%




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                    BOND IM-1

                                PREPAYMENT SPEED



       PRICE      0%         80%          100%         150%       200%
                                     (PRICING SPEED)

       98-20      8.494      8.554        8.578        8.634      8.667
       98-24      8.480      8.531        8.551        8.599      8.627
       98-28      8.467      8.509        8.525        8.564      8.587
       99- 0      8.453      8.486        8.499        8.529      8.547
       99- 4      8.440      8.463        8.472        8.494      8.507
       99- 8      8.426      8.441        8.446        8.460      8.468

       99-12      8.413      8.418        8.420        8.425      8.428
       99-16      8.399      8.395        8.394        8.391      8.388
       99-20      8.386      8.373        8.368        8.356      8.349
       99-24      8.372      8.350        8.342        8.322      8.310
       99-28      8.359      8.328        8.316        8.287      8.270
     *100- 0      8.345      8.306        8.290        8.253      8.231

      100- 4      8.332      8.283        8.264        8.218      8.192
      100- 8      8.319      8.261        8.238        8.184      8.152
      100-12      8.306      8.239        8.212        8.150      8.113
      100-16      8.292      8.216        8.187        8.116      8.074
      100-20      8.279      8.194        8.161        8.082      8.035
      100-24      8.266      8.172        8.135        8.048      7.996

      100-28      8.253      8.150        8.110        8.014      7.957
      101- 0      8.240      8.128        8.084        7.980      7.918
      101- 4      8.226      8.106        8.058        7.946      7.880
      101- 8      8.213      8.084        8.033        7.912      7.841
      101-12      8.200      8.062        8.008        7.879      7.802

 AVG LIFE         20.21       8.11         6.61         4.56       3.84
 DURATION          9.32       5.56         4.80         3.62       3.17
 FIRST PAY         5/15       7/04        10/03         8/03      10/03
 LAST PAY          5/27       7/12         5/10         1/07       3/05


 Original Balance: $4,050,000
 Assumed Coupon:   8.261000%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                    BOND IM-2

                                PREPAYMENT SPEED



      PRICE      0%         80%          100%         150%       200%
                                    (PRICING SPEED)

      98-20      8.850      8.908        8.931        8.987      9.024
      98-24      8.836      8.885        8.905        8.951      8.983
      98-28      8.822      8.862        8.878        8.916      8.942
      99- 0      8.808      8.839        8.851        8.881      8.900
      99- 4      8.794      8.816        8.825        8.845      8.859
      99- 8      8.780      8.793        8.798        8.810      8.818

      99-12      8.766      8.770        8.772        8.775      8.778
      99-16      8.753      8.747        8.745        8.740      8.737
      99-20      8.739      8.724        8.719        8.705      8.696
      99-24      8.725      8.702        8.692        8.670      8.655
      99-28      8.711      8.679        8.666        8.635      8.615
    *100- 0      8.698      8.656        8.640        8.601      8.574

     100- 4      8.684      8.633        8.614        8.566      8.534
     100- 8      8.670      8.611        8.588        8.531      8.493
     100-12      8.657      8.588        8.561        8.496      8.453
     100-16      8.643      8.566        8.535        8.462      8.412
     100-20      8.630      8.543        8.509        8.427      8.372
     100-24      8.616      8.521        8.483        8.393      8.332

     100-28      8.602      8.498        8.457        8.359      8.292
     101- 0      8.589      8.476        8.431        8.324      8.252
     101- 4      8.575      8.453        8.406        8.290      8.212
     101- 8      8.562      8.431        8.380        8.256      8.172
     101-12      8.549      8.409        8.354        8.221      8.132

AVG LIFE         20.21       8.11         6.61         4.54       3.73
DURATION          9.08       5.48         4.74         3.58       3.07
FIRST PAY         5/15       7/04        10/03         7/03       8/03
LAST PAY          5/27       7/12         5/10         1/07       3/05


Original Balance: $3,712,500
Assumed Coupon:   8.605000%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                     BOND IB

                                PREPAYMENT SPEED



   PRICE         0%         80%         100%         150%       200%
                                   (PRICING SPEED)

   95-13.50      9.639      9.939       10.057       10.347     10.554
   95-19.50      9.617      9.901       10.014       10.290     10.487
   95-25.50      9.594      9.864        9.971       10.233     10.420
   95-31.50      9.571      9.827        9.928       10.176     10.354
   96-05.50      9.549      9.790        9.886       10.120     10.288
   96-11.50      9.526      9.753        9.843       10.064     10.221

   96-17.50      9.504      9.717        9.801       10.007     10.155
   96-23.50      9.481      9.680        9.759        9.951     10.089
   96-29.50      9.459      9.644        9.717        9.895     10.024
   97-03.50      9.437      9.607        9.675        9.840      9.958
   97-09.50      9.415      9.571        9.633        9.784      9.893
  *97-15.50      9.392      9.535        9.591        9.729      9.828

   97-21.50      9.370      9.499        9.549        9.673      9.763
   97-27.50      9.348      9.463        9.508        9.618      9.698
   98-01.50      9.327      9.427        9.466        9.563      9.633
   98-07.50      9.305      9.391        9.425        9.508      9.568
   98-13.50      9.283      9.355        9.384        9.454      9.504
   98-19.50      9.261      9.320        9.343        9.399      9.440

   98-25.50      9.240      9.284        9.302        9.345      9.376
   98-31.50      9.218      9.249        9.261        9.290      9.312
   99-05.50      9.197      9.213        9.220        9.236      9.248
   99-11.50      9.175      9.178        9.179        9.182      9.184
   99-17.50      9.154      9.143        9.139        9.128      9.121

AVG LIFE         20.10       8.00         6.51         4.45       3.61
DURATION          8.67       5.29         4.58         3.45       2.94
FIRST PAY         5/15       7/04        10/03         7/03       7/03
LAST PAY          5/27       7/12         5/10         1/07       3/05


Original Balance: $3,037,500
Assumed Coupon:   9.000000%




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                 ----------------------------------------------

                                   BOND IIA-1

                                PREPAYMENT SPEED



      PRICE     0%         80%          100%            150%        200%
                                   (PRICING SPEED)

      99-21     29.237     38.964       42.102        53.259      66.365
      99-22     28.942     37.782       40.634        50.774      62.686
      99-23     28.647     36.600       39.166        48.291      59.009
      99-24     28.353     35.420       37.700        45.809      55.334
      99-25     28.058     34.240       36.235        43.328      51.661
      99-26     27.764     33.061       34.770        40.848      47.990

      99-27     27.469     31.882       33.306        38.370      44.320
      99-28     27.175     30.704       31.843        35.893      40.652
      99-29     26.881     29.527       30.381        33.418      36.986
      99-30     26.587     28.351       28.920        30.944      33.322
      99-31     26.294     27.175       27.459        28.471      29.660
     100- 0     26.000     26.000       26.000        26.000      26.000

     100- 1     25.707     24.826       24.541        23.530      22.342
     100- 2     25.413     23.652       23.084        21.061      18.685
     100- 3     25.120     22.479       21.627        18.594      15.030
     100- 4     24.827     21.307       20.171        16.128      11.377
     100- 5     24.534     20.135       18.716        13.664       7.726
     100- 6     24.242     18.965       17.261        11.200       4.077

     100- 7     23.949     17.794       15.808         8.738       0.430
     100- 8     23.657     16.625       14.355         6.278      -3.216
     100- 9     23.365     15.456       12.904         3.819      -6.859
     100-10     23.073     14.288       11.453         1.361     -10.501
     100-11     22.781     13.121       10.003        -1.096     -14.141

AVG LIFE         21.21       3.16         2.45          1.35        0.88
FIRST PAY         7/00       7/00         7/00          7/00        7/00
LAST PAY          8/29       9/09         9/07         11/04       11/02


Original Balance: $279,500,000




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                 ----------------------------------------------

                                   BOND IIM-1

                                PREPAYMENT SPEED



      PRICE     0%         80%        100%         150%         200%
                                 (PRICING SPEED)

      99-10     60.748     69.286     71.746       73.463       83.177
      99-12     60.223     67.982     70.218       71.778       80.606
      99-14     59.698     66.679     68.691       70.095       78.038
      99-16     59.174     65.377     67.165       68.413       75.471
      99-18     58.651     64.076     65.640       66.732       72.906
      99-20     58.127     62.776     64.116       65.053       70.343

      99-22     57.605     61.478     62.594       63.374       67.781
      99-24     57.083     60.180     61.073       61.697       65.221
      99-26     56.561     58.884     59.553       60.021       62.663
      99-28     56.040     57.588     58.034       58.346       60.107
      99-30     55.520     56.293     56.516       56.673       57.553
     100- 0     55.000     55.000     55.000       55.000       55.000

     100- 2     54.481     53.708     53.485       53.329       52.449
     100- 4     53.962     52.416     51.971       51.658       49.900
     100- 6     53.443     51.126     50.458       49.989       47.352
     100- 8     52.925     49.837     48.946       48.322       44.807
     100-10     52.408     48.548     47.435       46.655       42.263
     100-12     51.891     47.261     45.925       44.990       39.721

     100-14     51.375     45.975     44.417       43.325       37.180
     100-16     50.859     44.690     42.910       41.662       34.641
     100-18     50.344     43.406     41.404       40.000       32.104
     100-20     49.829     42.123     39.899       38.339       29.569
     100-22     49.315     40.841     38.395       36.680       27.036

AVG LIFE         27.50       6.05       4.92         4.30         2.66
FIRST PAY         1/25       7/03      10/03         5/04        11/02
LAST PAY          8/29       9/09       9/07        11/04         5/03


Original Balance: $17,875,000




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                 ----------------------------------------------

                                   BOND IIM-2

                                PREPAYMENT SPEED



      PRICE    0%          80%       100%         150%         200%
                                 (PRICING SPEED)

      99-10    100.970    109.471    112.094      115.544      120.440
      99-12    100.425    108.150    110.534      113.669      118.119
      99-14     99.880    106.830    108.975      111.797      115.800
      99-16     99.335    105.511    107.417      109.925      113.483
      99-18     98.792    104.194    105.861      108.055      111.167
      99-20     98.248    102.877    104.306      106.186      108.852

      99-22     97.705    101.562    102.752      104.318      106.540
      99-24     97.163    100.247    101.199      102.452      104.229
      99-26     96.622     98.934     99.647      100.587      101.919
      99-28     96.081     97.621     98.097       98.723       99.611
      99-30     95.540     96.310     96.548       96.861       97.305
     100- 0     95.000     95.000     95.000       95.000       95.000

     100- 2     94.461     93.691     93.453       93.140       92.697
     100- 4     93.922     92.383     91.908       91.282       90.395
     100- 6     93.383     91.076     90.363       89.425       88.095
     100- 8     92.845     89.770     88.820       87.569       85.797
     100-10     92.308     88.465     87.278       85.715       83.500
     100-12     91.771     87.161     85.738       83.861       81.205

     100-14     91.235     85.858     84.198       82.009       78.911
     100-16     90.700     84.557     82.660       80.159       76.619
     100-18     90.164     83.256     81.123       78.310       74.329
     100-20     89.630     81.957     79.587       76.462       72.040
     100-22     89.096     80.658     78.052       74.615       69.752

AVG LIFE         27.50       6.05       4.86         3.84         3.01
FIRST PAY         1/25       7/03       8/03        11/03         5/03
LAST PAY          8/29       9/09       9/07        11/04         6/03


Original Balance: $15,437,500



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                 ----------------------------------------------

                                    BOND IIB

                                PREPAYMENT SPEED



      PRICE    0%         80%        100%         150%         200%
                                 (PRICING SPEED)

      98-20    208.157    225.074    230.528      239.661      246.839
      98-24    206.948    222.317    227.273      235.572      242.094
      98-28    205.742    219.565    224.022      231.488      237.354
      99- 0    204.538    216.818    220.777      227.410      232.622
      99- 4    203.337    214.075    217.537      223.339      227.896
      99- 8    202.139    211.336    214.302      219.273      223.177

      99-12    200.943    208.602    211.072      215.213      218.464
      99-16    199.749    205.873    207.848      211.159      213.758
      99-20    198.558    203.148    204.628      207.110      209.059
      99-24    197.370    200.427    201.414      203.068      204.366
      99-28    196.184    197.711    198.204      199.031      199.680
     100- 0    195.000    195.000    195.000      195.000      195.000

     100- 4    193.819    192.293    191.801      190.975      190.327
     100- 8    192.640    189.590    188.606      186.955      185.660
     100-12    191.464    186.892    185.417      182.941      181.000
     100-16    190.290    184.198    182.233      178.933      176.346
     100-20    189.119    181.509    179.054      174.931      171.699
     100-24    187.950    178.824    175.880      170.934      167.058

     100-28    186.784    176.144    172.710      166.943      162.423
     101- 0    185.620    173.467    169.546      162.958      157.795
     101- 4    184.458    170.795    166.386      158.978      153.173
     101- 8    183.299    168.128    163.232      155.004      148.558
     101-12    182.142    165.465    160.082      151.035      143.949

AVG LIFE         27.49       6.02       4.81         3.58         3.01
FIRST PAY         1/25       7/03       7/03         8/03         6/03
LAST PAY          8/29       9/09       9/07        11/04         6/03


Original Balance: $12,187,500



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------

                                    BOND IA-5

                                PREPAYMENT SPEED



      PRICE      0%         80%        100%       150%          200%
                                  (PRICING SPEED)


      98-20      8.603      8.661      8.688      8.747         8.801
      98-24      8.590      8.645      8.670      8.720         8.758
      98-28      8.578      8.628      8.651      8.694         8.715
      99- 0      8.566      8.612      8.633      8.668         8.673
      99- 4      8.554      8.596      8.615      8.642         8.630
      99- 8      8.542      8.580      8.597      8.615         8.587

      99-12      8.530      8.564      8.579      8.589         8.545
      99-16      8.518      8.548      8.561      8.563         8.502
      99-20      8.506      8.532      8.543      8.537         8.460
      99-24      8.494      8.516      8.525      8.511         8.418
      99-28      8.482      8.500      8.508      8.485         8.375
    *100- 0      8.470      8.484      8.490      8.459         8.333

     100- 4      8.458      8.468      8.472      8.433         8.291
     100- 8      8.446      8.452      8.454      8.408         8.249
     100-12      8.434      8.436      8.436      8.382         8.207
     100-16      8.422      8.420      8.419      8.356         8.165
     100-20      8.411      8.404      8.401      8.330         8.123
     100-24      8.399      8.388      8.383      8.305         8.081

     100-28      8.387      8.373      8.366      8.279         8.040
     101- 0      8.375      8.357      8.348      8.254         7.998
     101- 4      8.364      8.341      8.331      8.228         7.956
     101- 8      8.352      8.325      8.313      8.203         7.915
     101-12      8.340      8.310      8.296      8.177         7.873

AVG LIFE         27.69      13.62      11.37       6.70          3.56
DURATION         10.43       7.79       6.98       4.81          2.95
FIRST PAY         6/25       8/10       5/07       8/04          2/03
LAST PAY          4/30       4/22       8/18       9/14          3/06


Original Balance: $16,280,000
Assumed Coupon:   8.371000%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------

                                    BOND IA-6

                                PREPAYMENT SPEED




      PRICE      0%         80%           100%            150%       200%
                                     (PRICING SPEED)

      99-10      8.070      8.077          8.078          8.080      8.081
      99-12      8.060      8.065          8.065          8.066      8.067
      99-14      8.051      8.052          8.053          8.053      8.053
      99-16      8.041      8.040          8.040          8.040      8.040
      99-18      8.032      8.028          8.028          8.027      8.026
      99-20      8.022      8.016          8.015          8.013      8.012

      99-22      8.013      8.004          8.002          8.000      7.999
      99-24      8.004      7.992          7.990          7.987      7.985
      99-26      7.994      7.979          7.977          7.974      7.972
      99-28      7.985      7.967          7.965          7.960      7.958
      99-30      7.975      7.955          7.952          7.947      7.945
    *100- 0      7.966      7.943          7.940          7.934      7.931

     100- 2      7.956      7.931          7.927          7.921      7.918
     100- 4      7.947      7.919          7.915          7.908      7.904
     100- 6      7.937      7.907          7.902          7.894      7.891
     100- 8      7.928      7.894          7.890          7.881      7.877
     100-10      7.919      7.882          7.877          7.868      7.864
     100-12      7.909      7.870          7.865          7.855      7.850

     100-14      7.900      7.858          7.852          7.842      7.837
     100-16      7.890      7.846          7.840          7.829      7.823
     100-18      7.881      7.834          7.827          7.816      7.810
     100-20      7.872      7.822          7.815          7.803      7.796
     100-22      7.862      7.810          7.803          7.790      7.783

AVG LIFE          9.88       7.01           6.72           6.27       6.06
DURATION          6.59       5.13           4.97           4.72       4.60
FIRST PAY         7/03       7/03           7/03           9/03       1/04
LAST PAY          4/12       1/10          12/09          11/09      10/10


Original Balance: $12,420,000
Assumed Coupon:   7.914000%




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------

                                    BOND IM-1

                                PREPAYMENT SPEED



      PRICE      0%         80%        100%          150%            200%
                                  (PRICING SPEED)


      98-20      8.494      8.551      8.571          8.623          8.654
      98-24      8.480      8.528      8.546          8.590          8.616
      98-28      8.466      8.506      8.520          8.556          8.578
      99- 0      8.453      8.484      8.495          8.523          8.540
      99- 4      8.439      8.462      8.470          8.490          8.502
      99- 8      8.426      8.440      8.445          8.457          8.465

      99-12      8.412      8.418      8.419          8.424          8.427
      99-16      8.399      8.396      8.394          8.391          8.389
      99-20      8.386      8.374      8.369          8.358          8.352
      99-24      8.372      8.352      8.344          8.325          8.314
      99-28      8.359      8.330      8.319          8.293          8.277
    *100- 0      8.346      8.308      8.294          8.260          8.239

     100- 4      8.332      8.286      8.269          8.227          8.202
     100- 8      8.319      8.264      8.245          8.195          8.164
     100-12      8.306      8.243      8.220          8.162          8.127
     100-16      8.293      8.221      8.195          8.130          8.090
     100-20      8.279      8.199      8.170          8.097          8.053
     100-24      8.266      8.178      8.146          8.065          8.016

     100-28      8.253      8.156      8.121          8.033          7.979
     101- 0      8.240      8.134      8.096          8.000          7.942
     101- 4      8.227      8.113      8.072          7.968          7.905
     101- 8      8.214      8.091      8.047          7.936          7.868
     101-12      8.201      8.070      8.023          7.904          7.831

AVG LIFE         20.50       8.54       7.12           4.92           4.10
DURATION          9.35       5.70       4.99           3.80           3.32
FIRST PAY         5/15       7/04      10/03           8/03          10/03
LAST PAY          9/29       5/15       5/15           7/10           9/07



Original Balance: $4,050,000
Assumed Coupon:   8.261000%




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------

                                    BOND IM-2

                                PREPAYMENT SPEED



      PRICE      0%         80%        100%           150%            200%
                                  (PRICING SPEED)

      98-20      8.850      8.905      8.926          8.979          9.014
      98-24      8.836      8.882      8.900          8.945          8.975
      98-28      8.822      8.860      8.874          8.910          8.935
      99- 0      8.808      8.837      8.849          8.876          8.895
      99- 4      8.794      8.815      8.823          8.842          8.856
      99- 8      8.780      8.792      8.797          8.809          8.816

      99-12      8.766      8.770      8.771          8.775          8.777
      99-16      8.753      8.748      8.746          8.741          8.738
      99-20      8.739      8.725      8.720          8.707          8.698
      99-24      8.725      8.703      8.694          8.673          8.659
      99-28      8.711      8.681      8.669          8.640          8.620
    *100- 0      8.698      8.659      8.643          8.606          8.581

     100- 4      8.684      8.636      8.618          8.573          8.542
     100- 8      8.671      8.614      8.593          8.539          8.503
     100-12      8.657      8.592      8.567          8.506          8.464
     100-16      8.643      8.570      8.542          8.473          8.425
     100-20      8.630      8.548      8.517          8.439          8.387
     100-24      8.616      8.526      8.491          8.406          8.348

     100-28      8.603      8.504      8.466          8.373          8.309
     101- 0      8.589      8.482      8.441          8.340          8.271
     101- 4      8.576      8.460      8.416          8.307          8.232
     101- 8      8.563      8.439      8.391          8.274          8.194
     101-12      8.549      8.417      8.366          8.241          8.155

AVG LIFE         20.46       8.52       6.99           4.80           3.93
DURATION          9.10       5.60       4.88           3.71           3.19
FIRST PAY         5/15       7/04      10/03           7/03           8/03
LAST PAY          5/29       5/15      12/13           7/09           1/07



Original Balance: $3,712,500
Assumed Coupon:   8.605000%




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------

                                     BOND IB

                                PREPAYMENT SPEED



    PRICE         0%         80%          100%          150%       200%
                                     (PRICING SPEED)

    95-13.50      9.639      9.934        10.051        10.338     10.542
    95-19.50      9.616      9.897        10.009        10.281     10.476
    95-25.50      9.594      9.860         9.966        10.225     10.410
    95-31.50      9.571      9.824         9.924        10.169     10.344
    96-05.50      9.548      9.787         9.881        10.113     10.278
    96-11.50      9.526      9.750         9.839        10.057     10.213

    96-17.50      9.503      9.714         9.797        10.001     10.147
    96-23.50      9.481      9.677         9.755         9.945     10.082
    96-29.50      9.459      9.641         9.713         9.890     10.017
    97-03.50      9.437      9.605         9.672         9.835      9.952
    97-09.50      9.414      9.569         9.630         9.779      9.887
   *97-15.50      9.392      9.533         9.588         9.724      9.822

    97-21.50      9.370      9.497         9.547         9.670      9.758
    97-27.50      9.348      9.461         9.506         9.615      9.693
    98-01.50      9.326      9.425         9.464         9.560      9.629
    98-07.50      9.305      9.390         9.423         9.506      9.565
    98-13.50      9.283      9.354         9.382         9.452      9.501
    98-19.50      9.261      9.319         9.342         9.397      9.437

    98-25.50      9.240      9.283         9.301         9.343      9.374
    98-31.50      9.218      9.248         9.260         9.289      9.310
    99-05.50      9.197      9.213         9.220         9.236      9.247
    99-11.50      9.175      9.178         9.179         9.182      9.184
    99-17.50      9.154      9.143         9.139         9.129      9.121

 AVG LIFE         20.16       8.10          6.59          4.51       3.66
 DURATION          8.67       5.32          4.61          3.48       2.96
 FIRST PAY         5/15       7/04         10/03          7/03       7/03
 LAST PAY          7/28       5/14         12/11          2/08      12/05


 Original Balance: $3,037,500
 Assumed Coupon:   9.000000%




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)
                 ----------------------------------------------

                                   BOND IIA-1

                                PREPAYMENT SPEED



      PRICE     0%         80%           100%          150%        200%
                                    (PRICING SPEED)

      99-21     29.246     39.536        42.606        53.177     66.365
      99-22     28.951     38.406        41.212        50.854     62.686
      99-23     28.656     37.277        39.820        48.533     59.009
      99-24     28.361     36.149        38.429        46.213     55.334
      99-25     28.067     35.021        37.039        43.895     51.661
      99-26     27.773     33.895        35.650        41.579     47.990

      99-27     27.478     32.769        34.261        39.264     44.320
      99-28     27.184     31.644        32.874        36.950     40.652
      99-29     26.890     30.519        31.487        34.638     36.986
      99-30     26.597     29.395        30.102        32.328     33.322
      99-31     26.303     28.272        28.717        30.019     29.660
     100- 0     26.010     27.150        27.333        27.711     26.000

     100- 1     25.716     26.029        25.950        25.405     22.342
     100- 2     25.423     24.908        24.568        23.101     18.685
     100- 3     25.130     23.788        23.187        20.798     15.030
     100- 4     24.837     22.669        21.807        18.497     11.377
     100- 5     24.545     21.550        20.428        16.197      7.726
     100- 6     24.252     20.432        19.050        13.899      4.077

     100- 7     23.960     19.315        17.673        11.602      0.430
     100- 8     23.667     18.199        16.296         9.306     -3.216
     100- 9     23.375     17.083        14.921         7.013     -6.859
     100-10     23.083     15.969        13.546         4.720    -10.501
     100-11     22.792     14.854        12.173         2.429    -14.141

AVG LIFE         21.24       3.44          2.67          1.48       0.88
FIRST PAY         7/00       7/00          7/00          7/00       7/00
LAST PAY          5/30      11/20         10/16          7/10      11/02



Original Balance: $279,500,000






THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)
                 ----------------------------------------------

                                   BOND IIM-1

                                PREPAYMENT SPEED



      PRICE     0%         80%           100%            150%       200%
                                    (PRICING SPEED)

      99-10     60.764     69.992        72.374        74.097     83.177
      99-12     60.239     68.758        70.935        72.531     80.606
      99-14     59.715     67.525        69.498        70.966     78.038
      99-16     59.191     66.293        68.062        69.403     75.471
      99-18     58.668     65.063        66.627        67.840     72.906
      99-20     58.145     63.833        65.193        66.279     70.343

      99-22     57.623     62.605        63.760        64.718     67.781
      99-24     57.102     61.377        62.329        63.159     65.221
      99-26     56.581     60.151        60.899        61.601     62.663
      99-28     56.060     58.926        59.470        60.044     60.107
      99-30     55.540     57.702        58.042        58.489     57.553
     100- 0     55.020     56.478        56.615        56.934     55.000

     100- 2     54.501     55.256        55.190        55.380     52.449
     100- 4     53.983     54.036        53.766        53.828     49.900
     100- 6     53.465     52.816        52.342        52.277     47.352
     100- 8     52.947     51.597        50.921        50.727     44.807
     100-10     52.430     50.379        49.500        49.178     42.263
     100-12     51.914     49.162        48.080        47.630     39.721

     100-14     51.398     47.947        46.662        46.083     37.180
     100-16     50.883     46.732        45.245        44.537     34.641
     100-18     50.368     45.519        43.829        42.993     32.104
     100-20     49.853     44.306        42.414        41.449     29.569
     100-22     49.339     43.095        41.000        39.907     27.036

AVG LIFE         27.57       6.67          5.41          4.72       2.66
FIRST PAY         1/25       7/03         10/03          5/04      11/02
LAST PAY          4/30      10/16          4/13          5/08       5/03



Original Balance: $17,875,000




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)
                 ----------------------------------------------

                                   BOND IIM-2

                                PREPAYMENT SPEED



      PRICE    0%          80%          100%          150%       200%
                                   (PRICING SPEED)

      99-10    100.996    110.971       113.613       116.868    127.257
      99-12    100.451    109.711       112.132       115.086    125.654
      99-14     99.907    108.452       110.652       113.306    124.052
      99-16     99.362    107.194       109.173       111.526    122.451
      99-18     98.819    105.937       107.695       109.748    120.852
      99-20     98.276    104.682       106.219       107.972    119.253

      99-22     97.734    103.427       104.744       106.197    117.656
      99-24     97.192    102.174       103.270       104.423    116.060
      99-26     96.651    100.921       101.797       102.650    114.465
      99-28     96.110     99.670       100.325       100.879    112.871
      99-30     95.570     98.420        98.855        99.109    111.279
     100- 0     95.030     97.171        97.386        97.340    109.687

     100- 2     94.491     95.923        95.918        95.572    108.097
     100- 4     93.952     94.676        94.452        93.806    106.508
     100- 6     93.414     93.430        92.986        92.041    104.920
     100- 8     92.877     92.185        91.522        90.277    103.334
     100-10     92.340     90.941        90.059        88.515    101.748
     100-12     91.804     89.699        88.598        86.754    100.164

     100-14     91.268     88.457        87.137        84.994     98.580
     100-16     90.732     87.216        85.678        83.236     96.998
     100-18     90.198     85.977        84.220        81.479     95.417
     100-20     89.663     84.739        82.763        79.723     93.838
     100-22     89.130     83.501        81.307        77.968     92.259

AVG LIFE         27.57       6.57          5.27          4.10       4.65
FIRST PAY         1/25       7/03          8/03         11/03       5/03
LAST PAY          3/30       3/15          1/12          7/07       4/07



Original Balance: $15,437,500




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)
                 ----------------------------------------------

                                    BOND IIB

                                PREPAYMENT SPEED



     PRICE     0%         80%           100%          150%       200%
                                   (PRICING SPEED)

      98-20    208.177    226.353       231.818       240.828    253.151
      98-24    206.969    223.650       228.632       236.829    249.061
      98-28    205.763    220.952       225.450       232.837    244.978
      99- 0    204.560    218.258       222.274       228.850    240.900
      99- 4    203.359    215.569       219.103       224.869    236.828
      99- 8    202.161    212.885       215.938       220.894    232.762

      99-12    200.965    210.205       212.777       216.925    228.701
      99-16    199.772    207.529       209.622       212.962    224.647
      99-20    198.581    204.858       206.471       209.004    220.598
      99-24    197.393    202.192       203.326       205.052    216.555
      99-28    196.207    199.530       200.186       201.106    212.517
     100- 0    195.024    196.872       197.051       197.166    208.486

     100- 4    193.843    194.219       193.921       193.231    204.460
     100- 8    192.665    191.571       190.796       189.302    200.439
     100-12    191.489    188.927       187.676       185.379    196.425
     100-16    190.315    186.287       184.561       181.461    192.416
     100-20    189.144    183.652       181.451       177.549    188.412
     100-24    187.976    181.021       178.347       173.643    184.414

     100-28    186.810    178.395       175.247       169.742    180.422
     101- 0    185.646    175.773       172.152       165.847    176.436
     101- 4    184.485    173.155       169.062       161.958    172.454
     101- 8    183.326    170.542       165.977       158.074    168.479
     101-12    182.169    167.933       162.897       154.195    164.509

AVG LIFE         27.52       6.23          4.98          3.69       3.57
FIRST PAY         1/25       7/03          7/03          8/03       9/03
LAST PAY          1/30      10/12          2/10          5/06       6/04



Original Balance: $12,187,500



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

CHASE LOGO